Exhibit 32




        STATEMENT OF CHIEF EXECUTIVE OFFICER UNDER 10 U.S.C. SECTION 1350


In connection with the filing of the Quarterly Report of Farmers & Merchants Bancorp (the "Company") on Form 10-Q for the period ending March 31, 2004 (the "Report"), I, Kent A. Steinwert, the chief executive officer of the Company, certify pursuant to section 1350 of chapter 63 of title 18 of the United States Code that, to my knowledge,

(i) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                            /s/ Kent A. Steinwert
                                           ---------------------------
                                            Kent A. Steinwert
                                            President & Chief Executive Officer

                                            May 7, 2004



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



                                                                     Exhibit 32




        STATEMENT OF CHIEF FINANCIAL OFFICER UNDER 10 U.S.C. SECTION 1350


In connection with the filing of the Quarterly Report of Farmers & Merchants Bancorp (the "Company") on Form 10-Q for the period ending March 31, 2004 (the "Report"), I, Stephen W. Haley , the chief financial officer of the Company, certify pursuant to section 1350 of chapter 63 of title 18 of the United States Code that, to my knowledge,

(i) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                            /s/ Stephen W. Haley
                                           ---------------------------
                                            Stephen W. Haley
                                            Executive Vice President & CFO

                                            May 5, 2004




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.